UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 28, 2024
___________________________________
Vacasa, Inc.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware (State or other jurisdiction of incorporation)	001-41130 (Commission File Number)	87-1995316 (IRS Employer Identification No.)
850 NW 13th Avenue Portland, OR 97209
(Address of Principal Executive Offices) (Zip Code)
(503) 946-3650
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	VCSA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02    Results of Operations and Financial Condition.

On February 28, 2024, Vacasa, Inc. (together with its subsidiaries, the “Company”) issued a shareholder letter announcing its financial results for the fiscal quarter and full year ended December 31, 2023. The full text of the shareholder letter issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.05    Costs Associated with Exit or Disposal Activities.

On February 27, 2024, the Board of Directors of the Company approved a workforce reduction plan (the “Plan”) designed to align the Company’s expected cost base with its 2024 strategic and operating priorities and continued achievement of adjusted EBITDA profitability in 2024, against a wide range of macroeconomic outcomes. These changes reflect continued efforts to reshape the organization by streamlining the Company's structure and reducing seniority levels across departments.

The Plan includes the elimination of approximately 320 positions across the Company, in both its local operations teams and central teams, representing approximately 5% of the workforce, or approximately 2% of the local operations teams and approximately 6% of the central team.

The Company expects to incur $4-5 million of costs, consisting primarily of employee severance and benefit costs and professional services fees in connection with the Plan, most of which are expected to be incurred in the first and second quarters of 2024. All of these costs will result in future cash expenditures. The foregoing estimated amounts do not include any non-cash charges associated with equity-based compensation. These estimates are subject to a number of assumptions and actual results may differ materially. The Company may also incur charges and expenditures not currently contemplated due to unanticipated events that may occur in connection with the Plan.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    Departure of Chief Operating Officer

On February 23, 2024, the Company and John Banczak, the Company's Chief Operating Officer, agreed that Mr. Banczak will step down from his position as Chief Operating Officer on March 31, 2024. The Company has retained an executive search firm to assist in conducting a search for a new chief operating officer. Mr. Banczak will continue to serve as an advisor to the Company through September 30, 2024 in order to facilitate an orderly transition. Mr. Banczak's departure is not the result of any disagreements between Mr. Banczak and the Company.

Item 7.01. Regulation FD Disclosure.

On February 28, 2024, Rob Greyber, the Company’s Chief Executive Officer, sent an email to employees discussing the Plan. A copy of the email is furnished as Exhibit 99.2 to this Current Report on Form 8-K (“Current Report”).

The information in this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements reflect the Company’s current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements.

Due to known and unknown risks, actual results may differ materially from the Company’s expectations and projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the Company’s ability to achieve profitability; the Company’s ability to grow its business; the Company’s ability to compete in its industry; the Company's ability to attract and retain homeowners and guests; the Company's ability to provide high-quality customer service; the Company’s ability to develop new or enhanced offerings and services; the Company’s ability to cost-effectively drive traffic to its platform; the Company’s ability to maintain and enhance its brand and reputation, and avoid negative publicity that could damages its brand; the safety of the Company’s platform; the Company’s ability to manage its international operations; the Company’s ability to raise additional capital or generate the significant capital necessary to expand its operations and invest in new offerings; the Company’s ability to attract and retain capable management and employees; increased personnel costs or labor shortages; declines or disruptions to the travel and hospitality industries or general economic downturns; the effects of seasonal and other trends on the Company’s results of operations; any future impairment of the Company’s long-lived assets or goodwill; significant fluctuations in the Company’s results of operations from quarter to quarter and year to year as a result of seasonality and other factors; the Company’s ability to manage funds held on behalf of customers; the Company’s expectations regarding our tax liabilities and the adequacy of our reserves; any undetected errors on the Company’s platform; the Company’s ability to adapt to changes in technology and the evolving demands of homeowners and guests; the Company’s ability to protect its intellectual property and its data; the Company’s use of “open source” software; the Company’s use of artificial intelligence in its business; and the Company’s ability to stay in compliance with laws and regulations, including tax laws, that currently apply or may become applicable to its business both in the United States and internationally and its expectations regarding the impact of various laws, regulations and restrictions that relate to its business.

You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Vacasa’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and of its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023 filed with the Securities and Exchange Commission (the “SEC”), as well as its other filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Item 9.01    Financial Statements and Exhibits.

(d): Exhibits:

Exhibit No.	Description
99.1	Shareholder Letter issued by Vacasa, Inc., dated February 28, 2024.
99.2	Email to Company Employees dated February 28, 2024.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VACASA, INC.

By:	/s/ Robert Greyber
Name:	Robert Greyber
Title:	Chief Executive Officer

Date:    February 28, 2024